ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE


COLLECTION PERIOD:                  November 1, 2000 - November 30, 2000

SETTLEMENT DATE:                    15-Dec-00

A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. VIII AND
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)     Beginning Aggregate Contract Principal Balance                                                $39,518,949.00
                                                                                                                --------------
         (b.)     Contract Principal Balance of all Collections allocable to
                    Contracts                                                                                   $ 2,959,357.92
                                                                                                                --------------
         (c.)     Contract Principal Balance of Charged-Off Contracts                                           $   109,963.65
                                                                                                                --------------
         (e.)     Ending Aggregate Contract Principal Balance of all Contracts
                    as of this Settlement Date                                                                  $36,449,627.43
                                                                                                                --------------

                  BALANCES ON THIS SETTLEMENT DATE

         (d.)     Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)                           0.2968265                     $29,349,051.15
                                                                                  ---------                     --------------
         (e1.)    Ending Class A-1 Principal Balance                              0.0000000    $            -
                                                                                  ---------    --------------
         (e2.)    Ending Class A-2 Principal Balance                              0.5169575    $19,903,343.15
                                                                                  ---------    --------------
         (e3.)    Ending Class A-3 Principal Balance                              1.0000000    $ 9,445,708.00
                                                                                  ---------    --------------
         (f.)     Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)                           0.6121191                     $ 7,100,576.26
                                                                                  ---------                     --------------


II.      COMPLIANCE RATIOS

         (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts                                 $39,378,933.29
                                                                                                                --------------
         (b.)     CBR of Contracts 1 - 30 days delinquent                                                       $ 4,541,463.35
                                                                                                                --------------
         (c.)     % of Delinquent Contracts 1 - 30 days as of the related
                    Calculation Date                                                                                     11.53%
                                                                                                                --------------
         (d.)     CBR of Contracts 31 - 60 days delinquent                                                      $ 1,527,741.16
                                                                                                                --------------
         (e.)     % of Delinquent Contracts 31 - 60 days as of the related
                    Calculation Date                                                                                      3.88%
                                                                                                                --------------

         (f.)     CBR of Contracts 61 - 90 days delinquent                                                      $   738,545.01
                                                                                                                --------------
         (g.)     % of Delinquent Contracts 61 - 90 days as of the related
                    Calculation Date                                                                                      1.88%
                                                                                                                --------------
         (h.)     CBR of Contracts > 91 days delinquent                                                         $   334,035.48
                                                                                                                --------------
         (i.)     % of Delinquent Contracts > 91 days as of the related
                    Calculation Date                                                                                      0.85%
                                                                                                                --------------

         (j1.)    % of Delinquent Contracts 31 days or more as of the related
                    Calculation Date                                                                                      6.60%
                                                                                                                --------------
         (j2.)    Month 2:          Oct-00                                                                                6.08%
                               -----------                                                                      --------------
         (j3.)    Month 3:          Sep-00                                                                                7.66%
                               -----------                                                                      --------------
         (j4.)    Three month rolling average % of Delinquent Contracts 31 days
                    or more                                                                                               6.78%
                                                                                                                --------------

         (k1.)    Net Charge-Off % for the related Collection Period (annualized
                    30/360)                                                                                               0.36%
                                                                                                                --------------
         (k2.)    Month 2:          Oct-00                                                                                2.77%
                               -----------                                                                      --------------
         (k3.)    Month 3:          Sep-00                                                                                6.16%
                               -----------                                                                      --------------
         (k4.)    Three month rolling average % for Defaulted Contracts                                                   3.10%
                                                                                                                --------------
                  Does the Cumulative Loss % exceed
         (l1.)    The Loss Trigger Level % from Beginning Period to and
                    including 12th Collection Period?  Y or N                                                         n/a
                                                                                                                --------------
         (l2.)    The Loss Trigger Level % from 13th Collection Period to and
                    including 24th Collection Period?  Y or N.                                                        NO
                                                                                                                --------------
         (l3.)    The Loss Trigger Level % from 25th Collection Period and
                    thereafter?     Y or N                                                                            n/a
                                                                                                                --------------

         (m1.)    Residual Realization for the related Collection Period                                                125.21%
                                                                                                                --------------
         (m2.)    Month 2:          Oct-00                                                                              121.12%
                               -----------                                                                      --------------
         (m3.)    Month 3:          Sep-00                                                                              130.54%
                               -----------                                                                      --------------
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
         (m4.)    Three month rolling average Residual Realization Ratio                                                125.62%
                                                                                                                --------------
         (n.)     Does the three month rolling Residual Realization ratio exceed
                    100%      Y or N                                                                                  YES
                                                                                                                --------------

III.     FLOW OF FUNDS
         (1.)     The amount on deposit in Available Funds                                                      $ 3,692,519.12
                                                                                                                --------------
         (2.)     The prepayment amounts deposited, if any, by the Issuers'  to
                    the Collection Account for removal of defaulted contracts                                   $            -
                                                                                                                --------------
         (3.)     Total deposits in the Collection Account to be used as
                    available funds on this Payment Date                                                        $ 3,692,519.12
                                                                                                                --------------
         (a.)     To the Servicer, Unrecoverable Servicer Advances / Initial
                    Unpaid Balance                                                                              $            -
                                                                                                                --------------
         (b.)     To the Servicer, the Servicing Fee and miscellaneous amounts,
                    if any                                                                                      $    32,932.46
                                                                                                                --------------

                  To Series 1999-1 Noteholders:
                  -----------------------------
         (c.)     To Class A, the total Class A Note Interest and Class A
                    Overdue Interest for the related period                                                     $   178,119.74
                                                                                                                --------------
                                    Interest on Class A-1 Notes                                $            -
                                                                                               --------------
                                    Interest on Class A-2 Notes                                $   123,806.92
                                                                                               --------------
                                    Interest on Class A-3 Notes                                $    54,312.82
                                                                                               --------------
         (d.)     Interest on Class B Notes for the related period                                              $    46,640.05
                                                                                                                --------------

         (e.)     To Series 1999-1 Noteholders:
                  -----------------------------
                  To Class A, the total applicable Principal Payment                                            $ 2,471,401.87
                                                                                                                --------------
                                    Principal Payment to Class A-1 Noteholders                 $            -
                                                                                               --------------
                                    Principal Payment to Class A-2 Noteholders                 $ 2,471,401.87
                                                                                               --------------
                                    Principal Payment to Class A-3 Noteholders                 $            -
                                                                                               --------------
                  To Class B for applicable Principal Payment to the extent of
                    the Class B Floor                                                                           $   597,919.71
                                                                                                                --------------

         (f.)     To the Reserve Account:
                  -----------------------
                  The amount needed to increase the amount in the Reserve
                    Account to the Required Reserve                                                             $            -
                                                                                                                --------------


         (g.)     Upon the occurrence of a Residual Event       the lesser of:
                  ---------------------------------------
                  (A) the remaining Available Funds and                                        $            -
                                                                                               --------------
                  (B) the aggregate amount of Residual Receipts included in
                        Available Funds                                                        $            -
                                                                                               --------------
                  To be deposited to the Residual Account                                                       $            -
                                                                                                                --------------
         (h.)     To the Issuers, as owner of the Pledged Assets, any remaining
                    Available Funds on deposit in the Collection Account (the
                    "Issuers' Interest")                                                                        $   365,505.29
                                                                                                                --------------
IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning of the
                    Collection Period                                                                           $   776,685.35
                                                                                                                --------------
         (b.)     Servicer Advances reimbursed during the Collection Period                                     $    26,657.73
                                                                                                                --------------
         (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
                    Settlement Date                                                                             $            -
                                                                                                                --------------
         (d.)     Servicer Advances made during the related Collection Period                                   $   109,410.32
                                                                                                                --------------
         (e.)     Aggregate amount of Servicer Advances at the end of the
                    Collection Period                                                                           $   859,437.94
                                                                                                                --------------
         (f.)     Amount of delinquent Scheduled Payments for which Servicer
                    Advances were not made                                                                      $            -
                                                                                                                --------------

V.       RESERVE ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection
                    Period                                                                                      $ 1,975,947.45
                                                                                                                --------------
         (b.)     Amount of interest earnings reinvested for the related Monthly
                    Period                                                                                      $    10,935.39
                                                                                                                --------------
         (c.)     Amounts used to cover shortfalls, if any, for the related
                    Collection Period                                                                           $            -
                                                                                                                --------------
         (d.)     Amounts transferred from the Collection Account, if applicable                                $            -
                                                                                                                --------------
         (e.)     Balance remaining before calculating Required Reserve Amount                                  $ 1,986,882.84
                                                                                                                --------------
         (f.)     Required Reserve Amount needed as of the related Collection
                    Period                                                                                      $ 1,822,481.37
                                                                                                                --------------

         (g1.)    If (e) above is greater than (f), then excess amount to be
                    transferred to the Series Obligors                                                          $   164,401.47
                                                                                                                --------------
         (g2.)    If (e) is greater than (d), then amount of shortfall
                                                                                                                --------------
         (h.)     Amounts on deposit at the end of the related Collection Period
                    (e minus g1)                                                                                $ 1,822,481.37
                                                                                                                --------------
         (i.)     Is the Required Reserve Amount equal to the balance in the
                    Reserve Account as of the related Collection period ? Y or N                                     YES
                                                                                                                --------------
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
VI.      RESIDUAL ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection Period                           $            -
                                                                                                                --------------
         (b.)     Amounts transferred from the Collection Account                                               $            -
                                                                                                                --------------
         (c.)     Amounts used to cover shortfalls for the related Collection Period                            $            -
                                                                                                                --------------
         (d.)     Amount on deposit at the end of the related Collection Period                                 $            -
                                                                                                                --------------


VII.     ADVANCE PAYMENTS

         (a.)     Beginning aggregate Advance Payments                                                          $   752,330.44
                                                                                                                --------------
         (b.)     Add:  Amount of Advance Payments collected during the related Collection Period               $   353,428.75
                                                                                                                --------------
         (c.)     Add:  Investment earnings for the related Collection Period                                   $            -
                                                                                                                --------------
         (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account                  $   500,743.99
                                                                                                                --------------
         (e.)     Ending aggregate Advance Payments                                                             $   605,015.20
                                                                                                                --------------





         ADVANTA BUSINESS SERVICES CORP., AS SERVICER

         BY:                /s/ John Paris
                            -------------------------
         TITLE:              SR VP
                            -------------------------

         DATE:              12/12/00
                            --------------------------



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